Exhibit 99.1

Excerpts from the Preliminary Prospectus Supplement of MGM Growth Properties LLC, dated November 19, 2019

Except as otherwise stated, or unless the context otherwise requires, all references herein to (i) “we,” “us,” “our,” “our company,” “the Company” or “MGP” refer to MGM Growth Properties LLC and its consolidated subsidiaries, including MGM Growth Properties Operating Partnership LP (the “Operating Partnership”), a Delaware limited partnership, so long as MGP, or a subsidiary of MGP, is the general partner of the Operating Partnership, and (ii) “MGM” are to MGM Resorts International, a Delaware corporation, and, unless the context requires otherwise, its consolidated subsidiaries, including MGP.

Recent Developments

MGM Grand/Mandalay Bay Transaction

We are in preliminary discussions with MGM regarding a potential transaction involving the real estate assets associated with MGM Grand Las Vegas (“MGM Grand”). In connection with the potential transaction, we expect that we would form a joint venture with an unaffiliated third party and/or MGM (the “Joint Venture”) whereby the Joint Venture would acquire the real estate assets of MGM Grand and the real estate assets of Mandalay Bay in Las Vegas, Nevada (“Mandalay Bay” and, together with MGM Grand, the “JV Properties”). We and MGM have been in discussions with prospective third-party investors, but no third-party investor has been selected as of the date hereof, and if a third-party is selected we would expect to hold a substantial interest in the Joint Venture. In connection with the formation of the Joint Venture, we expect the Mandalay Bay real estate assets would be removed from our existing master lease with MGM in accordance with the terms of that lease, one or more subsidiaries of MGM would lease the JV Properties from the Joint Venture, and the Joint Venture would assume a portion of our indebtedness. In addition, MGM has publicly indicated that it intends to reduce its equity ownership in the Operating Partnership and has, therefore, indicated that a key term of any transaction with us involving the MGM Grand will include a limited waiver of our right under the operating agreement governing the Operating Partnership (the “Operating Partnership Agreement”) to issue Class A shares, in lieu of cash, to MGM in connection with MGM exercising its right under the Operating Partnership Agreement to require the Operating Partnership to redeem Operating Partnership units it holds, which could require redemptions of up to a maximum amount of $1.4 billion over the 24 months following the closing of the Joint Venture transaction (the “MGM Cash Redemption Right”). Once the MGM Cash Redemption Right is satisfied or expires, MGM will continue to have the right under the Operating Partnership Agreement to require the Operating Partnership to redeem its Operating Partnership units, but the Operating Partnership will once again have the right to issue Class A shares or cash to settle those redemptions.

We expect that a transaction involving the Joint Venture would be financed primarily with proceeds from the issuance of commercial mortgage-backed securities (“CMBS”). Because negotiations with respect to key terms of a transaction relating to the JV Properties, including rent, are at such a preliminary stage with multiple parties, we cannot provide you with an indication as to how these terms will be agreed, an estimate of the amount or terms of CMBS that would be issued, the aggregate number of Operating Partnership units, if any, that MGM may require the Operating Partnership to redeem during the period following the closing of the Joint Venture transaction, the per unit redemption price (which will be determined using a to-be-agreed calculation based off the market price of our Class A Shares) or the timing of any such transactions. Nonetheless, based on these preliminary discussions and our internal estimates, we currently believe that the completion of the transaction involving the JV Properties and the use of the proceeds from this equity offering would be structured to enable us to achieve targeted Adjusted Funds From Operations (“AFFO”) per diluted Operating Partnership unit accretion in the low single digits, assuming, among other things, we have pro rata net leverage to Adjusted EBITDA of up to 6.00:1.00 (inclusive of our attributable share of Joint Venture debt and Adjusted EBITDA), and further assuming MGM exercises the MGM Cash Redemption Right in full. Such accretion would also be affected by a range of other things, including the terms of any agreement affecting the size and terms of our ownership interest in the Joint Venture, the redemption price under the MGM Cash Redemption Right and the extent to which MGM exercises the MGM Cash Redemption Right, our ability to fund the MGM Cash Redemption Right, the amount of our indebtedness assumed by the Joint Venture and the amount of rent, as well as matters beyond our control, such as the terms of the CMBS and the timing of exercises of the MGM Cash Redemption Right.

It is important to note that none of MGM’s Board of Directors, our Board of Directors nor the independent conflicts committee of our Board of Directors (the “Conflicts Committee”) has approved the MGM Cash Redemption Right, Joint Venture transaction or any other similar transaction relating to the JV Properties, and there is no assurance that such approvals will be forthcoming or that any agreement will be reached or consummated relating to the JV Properties due to a number of unresolved issues, including, without limitation, terms of the purchase of the JV Properties, terms of the new lease(s) and the agreement governing the Joint Venture. Moreover, we cannot provide any assurance that the necessary financing for any such transaction, including that the amount and terms of any third-party equity contribution to the Joint Venture and any CMBS or other debt financing, will be available on terms that will make it possible to agree to or consummate any such transaction on terms that would allow us to achieve the targeted AFFO per diluted Operating Partnership unit accretion, or at all, or that, notwithstanding that it may be possible to agree to a transaction on such terms at the time we enter into definitive documentation, the aggregate dollar amount and per unit redemption price (and resulting number) of Operating Partnership units, if any, that MGM may actually require the Operating Partnership to redeem during the period following the closing of the Joint Venture transaction would result in us achieving the targeted AFFO per diluted Operating Partnership unit accretion. See “Risk Factors—Risks Related to the Potential JV Transaction—We may be unable to complete the potential MGM Grand/Mandalay Bay joint venture and related transactions, or may not consummate the transactions on the terms described herein and if consummated, there can be no assurance that such transactions will be consummated on favorable terms to MGP.”

RISK FACTORS

Risks Related to the Potential JV Transaction

We may be unable to complete the potential MGM Grand/Mandalay Bay joint venture and related transactions, or may not consummate the transactions on the terms described herein and if consummated, there can be no assurance that such transactions will be consummated on favorable terms to MGP.

MGP is currently engaged in discussions with MGM regarding a potential transaction to form a joint venture that would acquire the JV Properties. See “Recent Developments—MGM Grand/Mandalay Bay Transaction.” However, such discussions are at a preliminary stage and MGP has not entered into any definitive agreements with respect to the potential transaction. Terms of the potential MGM Cash Redemption Right, which is a key term of any potential transaction, remain subject to ongoing negotiations between us and MGM, and any terms that are agreed in the future may be subject to the satisfaction of certain conditions, which cannot be anticipated at this stage and which conditions may not be ultimately satisfied. In addition, discussions regarding the potential joint venture may include an investment by an unaffiliated third party, but there can be no assurance that a suitable joint venture partner will be found or that we will be able to agree to acceptable terms with any such potential partner, including the amount of any potential investment.

In addition, none of MGM’s Board of Directors, our Board of Directors nor the Conflicts Committee has approved the MGM Cash Redemption Right, the Joint Venture transaction or any other similar transaction relating to the JV Properties, and there is no assurance that such approvals will be forthcoming, nor that any agreement will be reached or consummated relating to the JV Properties, due to a number of unresolved issues, including, without limitation, negotiation of lease terms and the agreement governing the Joint Venture. It may be time consuming to obtain these approvals and negotiate the definitive documentation and transaction terms related to this potential transaction and there is no assurance as to when, if at all, we will enter into any such definitive documentation.

Moreover, we cannot provide any assurance that the necessary financing for any such transaction, including that the amount and terms of any third-party equity contribution to the Joint Venture and any CMBS or other debt financing will be available on terms that will make it possible to agree to or consummate any such transaction on terms that would allow us to achieve the targeted AFFO per diluted Operating Partnership unit accretion, or at all, or that, notwithstanding that it may be possible to agree to a transaction on such terms at the time we enter into definitive documentation, the aggregate dollar amount and per unit redemption price (and resulting number) of Operating Partnership units, if any, that MGM may actually require the Operating Partnership to redeem during the period following the closing of the Joint Venture transaction would result in us achieving the targeted AFFO per diluted Operating Partnership unit accretion.

The targeted AFFO per diluted Operating Partnership unit accretion level is also based upon a number of assumptions, including pro rata net leverage ratio levels, the exercise in full of the MGM Cash Redemption Right, and the price per unit at which the MGM Cash Redemption Right would be exercised. If any joint venture transaction is ultimately consummated, however, our ability to achieve the targeted AFFO per diluted Operating Partnership unit accretion will be subject to a number of factors, including the terms of any agreement affecting the size and terms of our ownership interest in the Joint Venture, the redemption price under the MGM Cash Redemption Right and the extent to which MGM exercises the MGM Cash Redemption Right, our ability to fund the MGM Cash Redemption Right, the amount of our indebtedness assumed by the Joint Venture and the amount of rent, as well as matters beyond our control, such as the terms of the CMBS and the timing and extent of exercises of the MGM Cash Redemption Right, as well as market conditions, our credit rating and industry factors, each of which may affect the price of our Class A shares and, consequently, of the Operating Partnership units and the number of Operating Partnership units, if any, that may be redeemed. Until such debt and equity financing is obtained and such Operating Partnership units, if any, are redeemed, we will be subject to substantial market risk and trading risk that could alter the amount of debt and equity financing to be obtained and the number of Operating Partnership units, if any, that may be redeemed. Any of these factors could result in the transaction being substantially less accretive to AFFO per diluted Operating Partnership unit than expected or non-accretive. Moreover, even if the transaction is accretive to AFFO per diluted Operating Partnership unit, there can be no assurance that our consolidated AFFO per diluted Operating Partnership unit for any period will reflect the targeted AFFO per diluted Operating Partnership unit accretion or be adversely impacted by other factors. In addition, even if the transaction is accretive to AFFO per diluted Operating Partnership unit, all of these factors may negatively impact the price of our Class A Shares or otherwise adversely affect us. Accordingly, there can be no assurance that we will be able to realize the anticipated benefits of any such transaction.

Furthermore, as negotiations with respect to key terms of the Joint Venture, the MGM Cash Redemption Right and related transactions are at a preliminary stage, the accounting treatment for such transactions remains subject to uncertainty. The accounting treatment for the transactions could have a material impact on our reported results of operations and financial condition as reflected in our financial statements.